UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2005
                                                 -------------------------------

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware               333-121559               56-193 0085
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   (State or other jurisdiction   (Commission             (IRS Employer
        of incorporation)           File No.)           Identification No.)

214 North Tryon Street, Charlotte, North Carolina             28255
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code (704) 386-2400
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events
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            On September 29, 2005, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-5, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 30-IO, Class 30-PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $476,352,770. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated September 29, 2005, among the Registrant, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-5, Class B-4, Class B-5 and Class B-6, having an aggregate initial principal balance of $3,358,482 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.30% undivided interest in a trust (the "Trust"), consisting principally of three pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the Class Certificate Balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

            Elections will be made to treat the Trust as multiple REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates will be treated as "regular interests" in the applicable REMICs and the Class 1-A-R Certificate will be treated as the "residual interest" in each REMIC.

ITEM 9.01   Financial Statements and Exhibits
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            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       September 29, 2005, among Banc of America
                                       Funding Corporation, Wells Fargo Bank,
                                       N.A., as master servicer and securities
                                       administrator, and Wachovia Bank,
                                       National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING
                                         CORPORATION

September 29, 2005

                                    By:/s/ Scott Evans
                                       -----------------------------------------
                                       Name:  Scott Evans
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing Agreement,        E
                            dated September 29, 2005 among
                            Banc of America Funding
                            Corporation, Wells Fargo Bank,
                            N.A., as master servicer and
                            securities administrator, and
                            Wachovia Bank, National
                            Association, as trustee.